BRANDYWINE BLUE FUND, INC.

MANAGED BY FRIESS ASSOCIATES, INC.
QUARTERLY REPORT
DECEMBER 31, 1997

DEAR FELLOW SHAREHOLDERS:

To paraphrase Mark Twain, the rumors of our sale have been greatly exaggerated. Friess Associates and the Brandywine Funds have NOT been sold.

Now that Legg Mason finalized its purchase of Brandywine Asset Management -- an unrelated investment firm also doing business in Wilmington, Delaware -- the erroneous reports of our being acquired will hopefully stop. We're still here!

Your current larger-than-normal cash position, 71 percent as we go to press today, is better understood by reading the enclosed December 29, 1997 New York Times article by Robert A. Johnson and viewing the chart that shows the lofty levels of market valuations relative to the U.S. Gross Domestic Product over time. The graph reflects new offerings as well as rising PE ratios.

The final quarter of '97 was affected significantly by poor reception of disappointing earnings in the technology sector. The Pacific Stock Exchange Index and the H&Q Technology Index declined 15.8 percent and 14 percent. Your Fund finished ahead of these, declining 11.8 percent.

TECH INDECES VS. S&P 500
Performance 9/30/97 to 12/31/97

PACIFIC STOCK EXCHANGE                 -15.8%
H&Q TECH                                 -14%
MORGAN STANLEY HIGH TECH               -13.6%
NASDAQ IND.                            -11.2%
S&P 500*<F1>                             2.9%

*<F1>TOTAL RETURN

We exit the year up 19.3 percent, out-performing the Nasdaq Industrials which rose 10 percent, while the S&P 500 turned in 33 percent as investors "fled to quality" in response to Asian turmoil.

As more data became available, it became evident to us that the "Asian flu" could have wider ramifications than originally thought. Extra scrutiny was applied to each of your holdings to see how it would fare if some of the more damaging scenarios materialized.

We feel many stocks are vulnerable directly or indirectly to a slowdown in the Pacific Rim, but some stocks will stand to benefit.

Hertz CEO, Frank Olsen, told us last week that auto acquisition, which accounts for 30 percent of Hertz's costs, will be lower because of more competitive Asian-made cars brought about by the yen's weakening -- from 120 to 133 to the dollar in the last two months.

The CEO of a major U.S. chemical company told us, on the other hand, that Asian resin plants running at 40 percent of capacity will now gear up and flood U.S. markets in a drive to acquire dollars. Asia's devalued currencies may make U.S. customers more likely to purchase Asian supplies, potentially pressuring the U.S. chemical producers' prices.

The debacle in Asian currencies as well as weakening currencies around the world also makes it more difficult for U.S. companies to export product. Many Asian customers of U.S. companies are unable to secure financing for purchases of U.S. products. A U.S.-based, highly respected memory company just pre-released a surprise loss for the December quarter citing this financing issue as a major reason.

The investment community has not yet calculated these impacts. Lowered earnings estimates will be the norm in the immediate months ahead. We also have not seen the last write-off due to currency or receivable losses -- more lay ahead.

There is a widening credit crunch in Asia, and Korean interest rates are excessively high and rising. Already more than 500 Seoul-based companies went bankrupt in the first five days of 1998, and the IMF is revising its bailout forecast upward.

The 1.7 percent decline in the Dow Jones Industrials and the 13.7 percent drop in the Nasdaq Industrials from October 13 to the end of the year discounts some of these new realities. Current buyers believe the stock market has over discounted these developments, but we do not agree when we examine the situation on a company-by-company basis.

Your research team has its "shopping list" poised and ready for re-entry when the time comes, but we will only participate in the expected rallies that typically follow the cessation of year-end selling pressures if the fundamentals and price earnings ratios of the individual company warrant putting your money
                                 ---------- -------
at risk.

The companies we'll seek for you must meet the criteria our strategy stipulates, as illustrated by William O'Neil & Co.'s analysis which shows your companies' earnings growing 53 percent for the last 12 months compared to just 15 percent for the companies comprising the S&P 500. For the latest quarter, your companies earnings growth is at 47 percent while those of the S&P 500 are at just 17 percent.

COMPANY GROWTH

AVERAGE INCREASE
LATEST 12 MOS. EARNINGS
  YOUR COMPANIES                       53%
  S&P 500                              15%

AVERAGE INCREASE
LATEST QUARTERLY EARNINGS
  YOUR COMPANIES                       47%
  S&P 500                              17%

All S&P figures are unweighted.
Analysis by Williams O'Neil & Co., Inc.
January 2, 1998

Your largest percentage gainer during the quarter was Clarke Adams' Best Buy Co., up 49 percent. John Ragard picked US Airways Group and MacFrugal's Bargains, which rose 44 percent and 39 percent. A.J. Berk's pick, Citrix Systems, showed a 33 percent gain for the quarter, and David Harrington isolated Royal Carribean Cruises which climbed 22 percent.

We are willing to underperform the market for a few months if we can insulate you from higher- than-normal risks. It's better to forego an opportunity than to lose money. We will see exciting opportunities in the months and years ahead; it's important we have the money to take advantage of them.

The many of you who blessed us with your greeting cards served an important purpose. As we enjoyed the pictures of your families and read your notes of encouragement, it became easier for us to make the decision when we asked ourselves, "Would we buy this XYZ stock we now own for you today at these prices?"

Many of our Friess Associates' families participate with a large part of their savings. This made decisions easier than some abstract notion of "what percent cash should we be holding?"

Foster began this letter to you from his laptop computer while airborne to Tokyo, Seoul, Taipei and Hong Kong. The five-person entourage making the trip enjoys the inclusion of Ambassador Richard McCormack, Under Secretary of State for Economic Affairs for President Bush and the Ambassador to the Organization of American States serving President Reagan during the Latin American debt crisis.

Foster will be meeting with top level business, banking and government officials including the Premier of Taiwan to assess relevance of the crisis there to your holdings.

Reagan's National Security Advisor, Richard Allen, who helped rescue the current Korean President from a firing squad in 1980, also helped set up very top level contacts for your fact-finding team. Here are some of the concerns Foster's emails and faxes to us indicate:

     o There is a very strong likelihood the Mainland Chinese will devalue their currency again and that the Hong Kong peg to the dollar will be changed. This would exacerbate further the downward-spiraling currencies.

     o Japan will undergo another massive round of bankruptcies in the next 60 to 90 days, putting pressure on the already bottom-probing Nikkei and cause additional weakness in the yen. Retail sales plummeted in December and confidence is razor thin.

     o The banking system in Japan is a mess and this will be made more evident in the weeks ahead.

     o Mainland China in recent weeks dropped interbank rates from 7.9 percent to 1.7 percent, indicating significant internal weaknesses caused by their high debt and non-performing loans.

     o There is growing recognition of a global overcapacity in many industries. One-third of China's industries are said to be glutted with inventory including VCRs, bicycles, refrigerators, and black and white TVs. Too much money drove uneconomic projects. This is now coming home to roost. Office space vacancy rates are believed to be 32 percent in China.

Ambassador McCormack's concerns that "the U.S. will be hit by a flood of excellent products sold in devalued currencies and American manufacturers will have to sacrifice profits to hold on to markets in the U.S. and around the world" were reinforced universally so far during Foster's trip.

We already see evidence of strength in companies whose earnings' prospects are enhanced by cheaper imports. As we sort out the significance of these very major developments of recent weeks, we are evaluating each stock individually to isolate the best companies for your portfolio.

Statistics validate your long-term investment success through a philosophy that emphasizes individual stock selection of companies growing rapidly at reasonable price earnings ratios and that are intensively researched to discover the strength of underlying fund-amentals that others have not yet fully appreciated.

Your five year return of 153 percent, 20.4 percent annualized, compared to just 68 percent for the Nasdaq Industrials illustrates the success of this strategy. Since inception, January 10, 1991, your Fund is up an average of 22 percent each year, 301 percent cumulatively, compared to the 270 percent climb in the S&P 500 and a 210 percent rise in the Nasdaq Industrials.

SINCE INCEPTION
January 10, 1991

IBD*<F2>           155.1%
NASDAQ IND.        210.1%
LIPPER GROWTH*<F2> 235.2%
RUSSELL 2000       242.6%
S&P 500*<F2>       270.3%
YOUR FUND*<F2>     300.9%

*<F2>TOTAL RETURN
IBD = Investor's Business Daily Mutual Fund Index

Subsequent to the August 25th Forbes article that listed the Brandywine Funds family as the Number One performing fund family for the last ten years of those with more than $1 billion entrusted to them, another article appeared. This one, in the newly launched Bloomberg magazine, detailed the pain suffered by those of us investing in the more dynamic sector of the market -- in the midcap and smaller cap companies -- since the summer of 1996.

Since July 15, 1996 until December 31, 1997 the S&P grew 58.6 percent while the Nasdaq Industrials struggled to a 24.2 percent increase.

Your Fund rose 45 percent during that period, surpassing the ten funds mentioned in the Bloomberg article. The worst performer mentioned dropped 20 percent. The author, after describing the nosebleed price earnings ratios attendant to the other funds went on to say, "That's what separates Foster Friess from other momentum players -- he can't stomach high PEs."

Your investment strategy that emphasizes lower PEs has proven itself time and time again over the model most "momentum investors" embrace. Sure, we miss the Home Depots and WalMarts, but the attention to modest price earnings ratios rather than "growth at any price" continues to serve us well over the long-term.

We are grateful for the confidence and support in our strategy as reflected by net inflows of $46 million into your Fund this quarter. Our Friess Associates family and personal savings in the Fund totals over $15 million, which keeps us fervently committed to generating healthy returns in '98 and beyond for all of us. Everyone at Friess Associates wishes you a happy and prosperous New Year!


/s/ Bill D'Alonzo


Bill D'Alonzo
Vice President
January 13, 1998

HIGHLIGHTS ...

DEPARTMENT STORES

A consumer-dependent company flourishes when it knows its customer well. Discount retailer FAMILY DOLLAR STORES, INC., with more than 2,600 discount stores in 38 states from Maine to Florida and South Dakota to New Mexico, understands its customers needs and meets them.

Your company offers apparel, health and beauty products, automotive supplies, and housewares in its small neighborhood stores near its low-middle-income customers. The right price is the number one consideration for its average customer, and Family Dollar provides that, resulting in increased same store sales and earnings growth.

The August quarter showed earnings rise 31 percent from $.13 to $.17, and revenues grew 16 percent.

Nearly debt-free, Family Dollar is the least leveraged of any major retailer in the country. According to George Mahoney, General Counsel, your company plans an additional 250 stores in fiscal '98 which reflects a 9 percent increase from fiscal '97.

A re-merchandising effort emphasizing the new every-day low price strategy, helped fuel increased business. Family Dollar also remodeled and refurbished its top stores, making them even more productive.

Your shares are now nearly double the $15 purchase price of last December selling at $29.

LEISURE & ENTERTAINMENT

"Let's take a boat to Bermuda" . . . those lyrics were written many years ago, but cruising has never been more popular. ROYAL CARIBBEAN CRUISES LTD. operates 16 ships which can accommodate over 30,000 passengers with three more ships on order.

Your company operates Celebrity Cruises and Royal Caribbean International with 100 destinations to such places as Alaska, the Caribbean, Europe, the Far East, Hawaii, Mexico, Scandinavia, and Bermuda.

Positioned at the upper end of the volume market and the lower end of the premium market, Royal Caribbean attracts its customers by offering a week-long cruise vacation at relatively lower costs. Your company is also building larger "super-ships" to attract passengers.

In the recent September quarter, net income increased 43 percent to $76 million, versus $53 million in 1996, and revenues increased 67 percent to a record $613 million, compared to $366 million for the same period in 1996. These increases were driven primarily by higher capacity, resulting from the merger with Celebrity Cruises in July, but occupancy levels were also improved.

The management of Royal Caribbean and Mark Silverman, Assistant Treasurer, are delighted that the company will be a sponsor of the Super Bowl, reaching a worldwide television audience estimated at 200 million. That's a lot of people who may wish "to get away from it all."

Your shares are up 30 percent, rising from $41 to $53, since purchase in September.

OIL/GAS FIELD SERVICES

After more than a decade of ineffective management and poor returns to the shareholders, MCDERMOTT INTERNATIONAL is undergoing a dramatic turnaround led by new management. The proof is in the positive earnings surprises in the past two quarters.

In the September and June quarters, earnings were $.32 and $.21 versus a loss for those quarters in '96. Yet your company is still widely misunderstood by most of Wall Street.

CEO Roger Tetrault is returning the company to its core businesses and tying every manager's compensation to his ability to generate net income and cash, with the clear opportunity to share in the rewards of superior performance.

The company is selling off unrelated businesses to improve the balance sheet and is replacing low margin contracts with more profitable deals.

McDermott's largest business, designing, fabricating, and installing large offshore drilling platforms and pipelines, is benefiting from recent technological breakthroughs which have led to discoveries of oil deep beneath the world's ocean floors under thousands of feet of water.

Only a small handful of companies worldwide are capable of building these complex structures under these difficult conditions, and the demand is rising.

Your shares are $37 today, up 27 percent from $29 since original purchase in May.

SPECIALTY RETAILING

If you're unsure of what the latest cellular technology, digital videodisks, and audio equipment feature, make your purchase at BEST BUY CO. and they can tell you.
With more than 270 stores in 32 states, your company serves over 44 percent of the U.S. population with their home electronics and appliances purchases.

In a recent conversation with CFO Alan Lenzmier, we learned that through real-time information management systems, Best Buy turns over its computer inventories more than 11 times a year.

Your company sells over 30 percent of its computer systems at under $1,000 apiece, and is preparing to introduce 200 MHz and 233 MHz systems. These new computers can drive higher margin software, and at that price, will likely encourage increased sales and new customers.

In the recent November quarter, earnings exploded to $.57 compared with a loss last year.

Purchased in August at $16, your shares have shot up 125 percent to $37.

FELLOW SHAREHOLDER . . .

 We count some amazingly dynamic people among your Brandywine and Brandywine Blue shareholder family, and William E. Simon, President Nixon and Ford's Treasury Secretary, is no exception. With 45 super successful career years under his belt, there are not many facets of American business, public affairs, and government which Mr. Simon's life hasn't touched.

 Mr. Simon leads the John M. Olin Foundation which was established to preserve the principles of political and economic liberty. The Foundation concentrates on various areas of study including Constitutional law, the moral foundations of a free society, and the relationship between religion and free institutions. Some specific subjects which interest the Foundation are tax and regulatory policy, foreign policy, and the effectiveness of government programs.

 About $20 million is awarded annually in grants, 60 percent going to prominent colleges and universities such as Harvard, Yale, Stanford, Columbia, and Georgetown, and the remainder to leading think tanks, such as The Heritage Foundation, the Hudson Institute, and The Hoover Institution.

 Mr. Simon began his professional life in 1952 starting at Union Securities, and moving next to Weeden & Company, before joining Salomon Brothers, where he enjoyed a highly prosperous career as head of the Government and Municipal Bond Departments. In 1972, Mr. Simon entered government service when he was appointed by President Nixon as Deputy Secretary of the Treasury, and then later as the first Administrator of the Federal Energy Office. President Nixon selected him to be the 63rd Secretary of the Treasury in 1974, a position he held until the end of President Ford's term in 1977. That year, the Treasury Department awarded Mr. Simon its highest honor -- the Alexander Hamilton Award.

 After his government service, Mr. Simon once again took up a career in business. Since returning, he's founded three investment companies, Wesray Corporation, WSGP International, and most recently, in 1988, William E. Simon & Sons. Mr. Simon has served on the boards of more than thirty well-known corporations including Xerox, Citibank, Halliburton, and Kraft. In 1986, he was honored by the University of Rochester when the Graduate School of Management was re-named the William E. Simon Graduate School of Business Administration.

 Mr. Simon is also a sports aficionado, having served on the U.S. Olympic Committee for more than 30 years, during which time he's been Treasurer and President. Six years ago, he was inducted into the U.S. Olympic Hall of Fame. He's also been involved in the National Tennis Foundation and Hall of Fame, the Basketball Hall of Fame, and the Women's Sports Foundation.

 With a firm faith in helping the less fortunate, Mr. Simon dedicates much of his time to serving the sick and the poor. He is a volunteer at Covenant House and also a Eucharistic Minister to patients who are often destitute, terminally ill, or both. Hundreds of underprivileged high school and college students are able to further their studies because of the many scholarships Mr. Simon has created.

 We are honored to have Mr. Simon and the John M. Olin Foundation invested with us in your sister Brandywine Fund. We enjoy playing a role in helping the Foundation achieve its worthwhile goals.

     - Rebecca Buswell

CINDY . . .

Very few can match "old-timer" Cindy Mills' track record at Friess. Only four people in the entire firm were here before veteran Cindy, who started on April 1, 1982, bringing the Friess Associates team to five-people strong.

While attending a high school athletic event, Foster met Cindy and was so impressed with her out-going nature and upbeat personality that he asked her to come in for an interview. That chance meeting led to Cindy's 16-year career at Friess Associates fulfilling a myriad of responsibilities in working to grow the assets under management.

Cindy launched her days at Friess as the receptionist and bookkeeper. Then about five years ago she was given the opportunity to work with senior researcher Bill D'Alonzo as his research manager and continues to fill that role today. She helps Bill investigate prospective companies for your portfolio by contacting CEOs and CFOs and filtering through to him only the information that he really needs to see.

Bill explains, "I would never get through the barrage of material I receive through the mail, fax, phone calls, and email without Cindy's help. She makes sure I get the most pertinent pieces of the puzzle, pitching the useless information. Cindy is incredible with the way she keeps me organized and headed in the right direction given my hectic schedule." Bill concludes, "There is only one word to describe her efforts on my behalf -- awesome!"

"One of the most amazing things for me to see is the increase in our clients' and shareholders' investments. When I started, we were managing $125 million, and today it is nearly $14 billion," Cindy states.

"The reason we've been able to effectively handle our growth is the dynamic, sharp group of individuals Foster and Lynn have assembled at Friess," she continues. "These folks -- whose extensive experience in the industry range from Morgan Guaranty Trust to J.C. Penney Financial Corp. to the DuPont Company -- carry out the same investment strategy Foster initiated more than 20 years ago to keep your Fund on track."

Cindy's husband of 25 years, Stephen, is a senior Detective for the Child Abuse Unit of Chester County, Pennsylvania and together they raised two sons. Following their father's footsteps, Chad is a police officer in Fort Worth, Texas and Stephen Jr. (a newlywed) is a police officer in Pennsylvania. "We are fortunate to be able to get together often, which is my number one pleasure in life."

An accomplished singer and runner, Cindy also enjoys music, exercise and traveling which keep her occupied away from the office.

-Rebecca Buswell

WEBSITE ON THE WAY . . .

Many of you have written in suggesting we tap the internet and launch Brandywine Funds on the world wide web. So, we've put our computer design folks to work and sometime in the upcoming quarter, potential and current shareholders can check us out and pull up an application for investment with the click of a button. Keep your eyes peeled!

DAVID . . .

In 1990, soon after Friess Associates crossed $1 billion under management, David Harrington joined your research team, following a five-year stint at a local financial planning firm analyzing privately-owned companies.

A native of Wilmington, David returned to Delaware after graduating from St. Lawrence University in 1985 where he earned a Bachelor's degree in English. He and his wife, Erin, were married eight years ago and have three young ones at home, Andrew, 7, Lindsay, 5, and Ian, 2. In addition to spending time with his family, David enjoys nearly any outdoor activity, particularly fishing, hunting, boating, biking and golf.

David learned the nuances of many different kinds of businesses and what makes them successful during his time researching private companies, and enjoys leveraging that experience into the public markets. "Most of the management issues that affect private companies are transferable to the publicly-traded stocks," David states. "Our research strategy dictates that we remain in close contact with the management of the companies we own to keep on target with what's really happening there."

Fellow senior researcher Clarke Adams praises David's ability. "David understands our strategy and goes after companies that are beating expectations, selling at reasonable valuations, and have 'sizzle' to get investors excited about their business. He's selected some big winners for Brandywine and Brandywine Blue."

Several of David's holdings are tech-related, but he remains an overall generalist as all of your researchers do. Dell Computer, Borders Group, Royal Carribean, Compaq, Unifi, and National Semiconductor, are recent good picks of David's, adding $23 million in gains.

"It's been great to see Friess Associates grow nearly 14-fold since I came on board!" exclaims David. "The resources we now have, including software, hardware, and our internal network of researchers and traders make our process more efficient than it's ever been."

-Rebecca Buswell

HEADING TO LAS VEGAS?

Then you might want to make your trip in mid-April when Foster will be there among other investment gurus at the Louis Rukeyser Investment Conference. On April 18 and 19, join Foster at the MGM Grand Garden to hear him and others in the business -- including Rukeyser himself -- comment on the overall economic and financial scene as well as offer individual market insights. As a Brandywine Blue shareholder, you can attend at a discount rate. Please call (800) 892-9202 if you want more information.

GROWING YOUR FUND . . .

The dedicated employees at your companies deserve recognition for the growth of your assets. They work hard to make their companies successful, and you benefit from that success.

Sylvia Bellamy is a Customer Service Representative for the Hertz Corporation. She works behind the Hertz counter at McCarran International Airport in Las Vegas assisting travelers with their rental cars, handling problems, and making people happy. No day is "typical" for Sylvia because each one presents new challenges and surprises. But surely the most memorable day in Sylvia's nine years with Hertz was the day she helped save a customer's life.

Sylvia performed lifesaving CPR techniques on a man who was having a massive heart attack. Her quick-thinking heroics saved his life. Because of first aid and CPR training courses at Hertz, she knew exactly what to do, but looking back on this experience she still marvels, "You just act. All my training automatically came back to me. It was an overwhelming experience. If I don't do anything else in life, that will put the icing on the cake!"

Away from her job, Sylvia is the summer track and field coach for the Youth Activities Center in Las Vegas. She attended the University of Texas, El Paso on a track scholarship and still runs competitively. After she leaves work, she coaches a team of youngsters ranging in age from 8 to 16. Her goal is to teach running but she also explains, "to instill discipline at a young age is so vital."

Sylvia has a daughter, Antoinette, 11, and a son, James, 6. She serves as Den Mother for James' Tiger Cub Scout Troop, planning activities for twelve little boys. Amazingly, Sylvia also plans to attend the University of Las Vegas this year to complete her Bachelor's degree in Business Management.

We asked Sylvia why she liked working for Hertz. She immediately answered, "Because we are #1. When you deal with us you know you are dealing with professionals. Our customer service stands out." In fact, Sylvia has made so many friends for Las Vegas that the Chamber of Commerce recently honored her at a luncheon with the mayor. She just smiles and says, "I genuinely love people. I believe if you smile, it's going to be a better day, and . . . you live longer!"

- Margaret Barton

TOP TEN . . .

It's not surprising to see substantial shifts in your top ten this quarter given the increased cash position you've taken, 71 percent as we write this January
12. The biggest change was in your Computers & Related stocks, falling off the top ten with just 0.9 percent from the number two spot in September at 11.1 percent. Compaq, Dell Computer, and EMC Corp. were sold, nailing down profits of more than $13.5 million for you since original purchase.

Also noteworthy this quarter are your Software holdings, coming in at number seven with 2.5 percent compared to September's 12.3 percent. You sold BMC Software, Cadence Design, Citrix Systems, Computer Associates, and Synopsys for total gains of more than $9.5 million since purchase.

The Oil/Gas Field Services category takes the number three spot, moving from
10.5 percent to 4.8 percent as you sold Marine Drilling, Rowan Companies, Vintage Petroleum, Nuevo Energy, BJ Services, and Cooper Cameron yielding overall gains of 5.3 million.

Pharmaceuticals joined the top ten this quarter as your number four group with
4.4 percent, primarily fueled by a substantial position in Bristol-Myers Squibb, which has already brought you $1.3 million in gains. Also new to your top ten are Department Stores, Leisure & Entertainment, Distribution and Insurance, displacing Semiconductors & Related, Transportation & Related, Communications, and Networking.

TOP TEN INDUSTRY GROUPS

Specialty Retailing                      8.7%
Financial/Business Services              7.1%
Oil/Gas Field Services                   4.8%
Pharmaceuticals                          4.4%
Department Stores                        3.4%
Leisure & Entertainment                  3.0%
Software                                 2.5%
Distribution                             1.4%
Insurance                                1.3%
Machinery/Construction &
  Miscellaneous Manufacturing            1.3%
All Others                               8.6%
Cash                                    53.5%

BRANDYWINE BLUE FUND, INC.
STATEMENT OF NET ASSETS
December 31, 1997
(Unaudited)

      SHARES                                                            QUOTED
OR PRINCIPAL                                                            MARKET
      AMOUNT                                              COST    VALUE (B)<F4>
     -------                                              ----       ---------

LONG-TERM INVESTMENTS - 46.5% (A)<F3>
COMMON STOCKS - 46.2% (A)<F3>

               APPAREL & SHOES - 0.9%
      58,500   Intimate Brands, Inc.                $1,177,133      $1,407,685
      24,700   Payless ShoeSource, Inc.              1,494,190       1,657,988
      75,000   The Warnaco Group, Inc.               2,109,235       2,353,125
                                                  ------------    ------------
                                                     4,780,558       5,418,798

               THIS SECTOR IS 13.4% ABOVE YOUR FUND'S COST.

               AUTOMOTIVE & RELATED - 0.3%
      40,000   Federal-Mogul Corp.                   1,140,125       1,620,000

               THIS SECTOR IS 42.1% ABOVE YOUR FUND'S COST.

               COMMUNICATIONS - 0.5%
     110,000   DSP Communications, Inc.              1,765,621       1,320,000
      33,400   ECI Telecom Ltd.                        765,854         851,700
      20,000   General Cable Corporation               620,000         723,760
                                                  ------------    ------------
                                                     3,151,475       2,895,460

               THIS SECTOR IS 8.1% BELOW YOUR FUND'S COST.

               COMPUTERS & RELATED - 0.9%
      39,200   American Power Conversion Corp.       1,232,738         926,100
      37,500   EMC Corp. (Mass.)                       458,109       1,028,925
      50,000   Premiere Technologies, Inc.           1,206,250       1,381,250
      15,500   Sequent Computer Systems, Inc.          420,438         310,000
      40,400   Symbol Technologies, Inc.             1,759,913       1,525,100
                                                  ------------    ------------
                                                     5,077,448       5,171,375

               THIS SECTOR IS 1.8% BELOW YOUR FUND'S COST.

               DEPARTMENT STORES - 3.4%
     149,100   Family Dollar Stores, Inc.            2,061,801       4,370,568
     100,000   Federated Department Stores, Inc.     4,146,238       4,306,300
      53,600   Fred Meyer, Inc.                      1,195,781       1,949,700
     161,700   Nordstrom, Inc.                       8,514,230       9,762,638
                                                  ------------    ------------
                                                    15,918,050      20,389,206

               THIS SECTOR IS 28.1% ABOVE YOUR FUND'S COST.

               DISTRIBUTION - 1.4%
      88,300   Avnet, Inc.                           5,452,788       5,827,800
     176,700   Boise Cascade Office Products Corp.   3,215,596       2,639,545
                                                  ------------    ------------
                                                     8,668,384       8,467,345

               THIS SECTOR IS 9.0% ABOVE YOUR FUND'S COST.

               ELECTRONICS - 1.0%
     130,000   SCI Systems, Inc.                     2,316,575       5,663,190

               THIS SECTOR IS 144.5% ABOVE YOUR FUND'S COST.

               FABRIC/TEXTILES - 0.3%
      50,000   Unifi, Inc.                           1,596,750       2,034,400

               THIS SECTOR IS 27.4% ABOVE YOUR FUND'S COST.

               FINANCIAL/BUSINESS SERVICES - 7.1%
     210,200   AccuStaff Inc.                        5,551,663       4,834,600
      75,000   AMRESCO, Inc.                         2,163,461       2,268,750
      91,500   Capital One Financial Corp.           4,241,380       4,958,202
      75,300   Finova Group, Inc.                    3,543,006       3,741,507
       4,000   FIRSTPLUS Financial Group, Inc.         132,000         153,500
     122,100   First Union Corporation (N.C.)        5,987,086       6,257,625
      66,000   FIserv, Inc.                          2,735,798       3,242,250
     167,700   H. F. Ahmanson & Company             10,060,356      11,225,503
      20,100   Herman Miller, Inc.                     853,302       1,096,716
     126,900   Ogden Corp.                           2,627,937       3,577,057
      16,200   Select Appointments Holdings ADR        307,800         295,650
                                                  ------------    ------------
                                                    38,203,789      41,651,360

               THIS SECTOR IS 9.0% ABOVE YOUR FUND'S COST.

               FOOD/RESTAURANTS - 0.5%
      50,000   CKE Restaurants, Inc.                 1,988,070       2,106,250
       8,200   Foodmaker, Inc.                         157,830         123,517
      33,100   Outback Steakhouse, Inc.                809,608         951,625
                                                  ------------    ------------
                                                     2,955,508       3,181,392

               THIS SECTOR IS 7.6% ABOVE YOUR FUND'S COST.

               HOME/OFFICE & RELATED - 0.9%
      30,000   Maytag Corp.                            956,844       1,119,390
     180,000   Office Depot, Inc.                    3,628,950       4,308,840
                                                  ------------    ------------
                                                     4,585,794       5,428,230

               THIS SECTOR IS 18.4% ABOVE YOUR FUND'S COST.

               INSURANCE - 1.3%
     175,000   Conseco, Inc.                         3,817,051       7,951,650

               THIS SECTOR IS 108.3% ABOVE YOUR FUND'S COST.

               LEISURE & ENTERTAINMENT - 3.0%
     115,400   CapStar Hotel Co.                     3,995,725       3,959,720
      43,100   Carnival Corporation                  2,289,028       2,386,662
      36,100   Hasbro, Inc.                          1,221,646       1,137,150
     117,100   Mattel, Inc.                          4,634,709       4,361,975
      60,000   Polaroid Corp.                        2,662,788       2,921,280
      59,000   Royal Caribbean Cruises Ltd.          2,424,452       3,145,467
                                                  ------------    ------------
                                                    17,228,348      17,912,254

               THIS SECTOR IS 4.0% ABOVE YOUR FUND'S COST.

               MACHINERY/CONSTRUCTION & MISCELLANEOUS MANUFACTURING - 1.3%
     100,000   Carpenter Technology Corp.            4,274,130       4,806,300
      60,000   Kennametal Inc.                       3,013,892       3,108,780
                                                  ------------    ------------
                                                     7,288,022       7,915,080

               THIS SECTOR IS 8.6% ABOVE YOUR FUND'S COST.

               MEDICAL/DENTAL PRODUCTS & SERVICES - 1.2%
     141,300   STERIS  Corp.                         6,874,375       6,817,725

               THIS SECTOR IS 0.8% BELOW YOUR FUND'S COST.

               OIL/GAS FIELD SERVICES - 4.8%
     102,400   EVI, Inc.                             4,792,294       5,299,200
      90,000   Global Industries, Inc.               1,684,941       1,530,000
     109,800   J. Ray McDermott, S.A.                2,971,108       4,721,400
     157,500   McDermott International, Inc.         4,210,287       5,768,437
      42,800   Ocean Energy, Inc.                    2,477,304       2,110,596
      77,500   Varco International, Inc.             1,083,210       1,661,445
     162,200   Veritas DGC Inc.                      4,943,330       6,406,900
      13,500   Weatherford Enterra Inc.                519,770         590,625
                                                  ------------    ------------
                                                    22,682,244      28,088,603

               THIS SECTOR IS 23.8% ABOVE YOUR FUND'S COST.

               PHARMACEUTICALS - 4.4%
     220,600   Bristol-Myers Squibb Co.             19,502,661      20,874,275
      50,000   ICN Pharmaceuticals, Inc.             2,625,316       2,440,650
      30,000   Jones Medical Industries, Inc.        1,026,250       1,147,500
      61,600   Mylan Laboratories Inc.               1,259,390       1,289,781
                                                  ------------    ------------
                                                    24,413,617      25,752,206

               THIS SECTOR IS 5.5% ABOVE YOUR FUND'S COST.

               SOFTWARE - 2.5%
      10,000   Broderbund Software, Inc.               287,875         256,250
     116,300   Electronic Arts Inc.                  2,890,218       4,397,652
      94,100   Sterling Software, Inc.               2,823,611       3,858,100
     167,600   Symantec Corp.                        2,791,582       3,676,809
      61,800   VIASOFT, Inc.                         2,263,488       2,611,050
                                                  ------------    ------------
                                                    11,056,774      14,799,861

               THIS SECTOR IS 33.9% ABOVE YOUR FUND'S COST.

               SPECIALTY RETAILING - 8.7%
     303,400   Best Buy Co., Inc.                    4,979,275      11,187,875
     190,000   Borders Group, Inc.                   3,414,357       5,949,470
      25,000   Brylane, Inc.                         1,150,000       1,231,250
     201,300   Gap, Inc.                             6,537,529       7,133,669
     125,000   Lowe's Companies, Inc.                5,587,055       5,961,000
      22,500   OfficeMax, Inc.                         322,952         320,625
     170,000   Pier 1 Imports, Inc.                  3,328,634       3,846,250
      50,500   Rite Aid Corp.                        2,225,974       2,963,744
     101,100   Safeway Inc.                          6,040,725       6,394,575
      81,400   Staples, Inc.                         1,799,705       2,258,850
     101,600   Tandy Corp.                           3,368,548       3,918,001
                                                  ------------    ------------
                                                    38,754,754      51,165,309

               THIS SECTOR IS 32.0% ABOVE YOUR FUND'S COST.

               TRANSPORTATION & RELATED - 1.2%
     142,000   CNF Transportation Inc.               3,985,320       5,449,250
      45,000   Hertz Corp.                           1,411,758       1,811,250
                                                  ------------    ------------
                                                     5,397,078       7,260,500
               THIS SECTOR IS 34.5% ABOVE YOUR FUND'S COST.

               MISCELLANEOUS - 0.6%
      79,400   The B.F. Goodrich Company             3,285,205       3,290,177
                                                  ------------    ------------
               THIS SECTOR IS 0.2% ABOVE YOUR FUND'S COST.

               Total common stocks                 229,191,924     272,874,121

REITS - 0.3% (A)<F3>
      50,000   Glenborough Realty Trust, Inc.        1,250,000       1,481,250
                                                  ------------    ------------
               THIS SECTOR IS 18.5% ABOVE YOUR FUND'S COST.

               Total long-term investments         230,441,924     274,355,371

SHORT-TERM INVESTMENTS - 47.3% (A)<F3>
COMMERCIAL PAPER - 46.5% (A)<F3>
  $5,000,000   Ford Credit,
               discount of 6.75%; due 01/02/98       4,999,063       4,999,063
   5,000,000   GE Capital,
               discount of 6.75%; due 01/02/98       4,999,063       4,999,063
  25,000,000   John Hancock Capital,
               discount of 6.73%; due 01/02/98      24,995,326      24,995,326
  25,000,000   UBS Finance Inc.,
               discount of 6.50%; due 01/02/98      24,995,486      24,995,486
  23,000,000   American Express Credit Corp.,
               discount of 6.10%; due 01/05/98      22,984,411      22,984,411
  25,000,000   Salomon Smith Barney BE,
               discount of 6.00%; due 01/06/98      24,979,167      24,979,167
  25,000,000   Associates First Capital Corp.,
               discount of 6.10%; due 01/07/98      24,975,916      24,975,916
  25,000,000   Merrill Lynch BE,
               dicount of 6.05%; due 01/08/98       24,970,590      24,970,590
  20,000,000   Ford Credit Europe PLC,
               discount of 5.97%; due 01/09/98      19,973,467      19,973,467
  23,250,000   Nellie Mae,
               discount of 6.00%; due 01/13/98      23,203,500      23,203,500
  25,000,000   Bell Atlantic Financial BE,
               discount of 6.00%; due 01/14/98      24,945,833      24,945,833
  13,000,000   Chevron USA,
               discount of 5.80%; due 01/15/98      12,970,678      12,970,678
  10,000,000   GE Capital,
               discount of 5.95%; due 01/15/98       9,976 861       9,976,861
  25,000,000   Household Finance Corp.,
               discount of 5.95%; due 01/16/98      24,938,021      24,938,021
                                                  ------------    ------------
               Total commercial paper              273,907,382     273,907,382

VARIABLE RATE DEMAND NOTES - 0.8% (A)<F3>
   2,034,404   General Mills, Inc.                   2,034,404       2,034,404
   2,578,645   Warner-Lambert Company                2,578,645       2,578,645
     298,137   Wisconsin Electric Power Company        298,137         298,137
                                                  ------------    ------------
               Total variable rate demand notes      4,911,186       4,911,186
                                                  ------------    ------------
               Total short-term investments        278,818,568     278,818,568
                                                  ------------    ------------
               Total investments                  $509,260,492     553,173,939
                                                  ============
               Cash and receivables, less
               liabilities 6.2% (a)<F3>                             36,652,261
                                                                  ------------
                 Net Assets                                       $589,826,200
                                                                  ============
               Net Asset Value Per Share
               ($0.01 par value 100,000,000
               shares authorized), offering
               and redemption price
               ($589,826,200 / 22,194,471
               shares outstanding)                                      $26.58
                                                                       =======

(a)Percentages for the various classifications relate to net assets.
(b)Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments are valued at amortized cost which approximates quoted market value.

ALL IS NOT ROSES . . .

Quarters like this suggest a title like "All is Not Thorns" for this feature! Many of your holdings suffered setbacks since September as we all witnessed 34 stocks tumble more than $1 million apiece.

The biggest disappointment was Electronics for Imaging, dropping back 75 percent. A major new product, scheduled for delivery in the December and January quarters, was found to have flaws which delayed shipping. Compaq slid 17 percent due to fears that inventory levels were too high. Also, the increased popularity in the less-than-$1,000 PC hurt Compaq's product mix and margin picture.

National Semiconductor retraced 26 percent following a perceived slow down in its Asian markets. The Asian picture also influenced Texas Instruments which fell 26 percent as the situation in the Far East affected its DRAM business. While a very small part of TI's business overall, DRAM prices declined 30 percent in the quarter creating concerns over the outlook, which depressed the stock.

Bay Networks fell back 29 percent due to concerns that the company would miss earnings estimates for the December quarter, but the drop was primarily just following suit with rest of tech for the quarter. EMC Corp. slipped 10 percent in tandem with other technology stocks in general.

The silver lining amidst this market melodrama is that these companies were sold before they declined more than $6 million further as of this writing on January
12. Compaq, EMC Corp., and National Semiconductor remain overall gainers for you, bringing in $6 million, $7 million and $2 million from purchase to sale.

Despite the tumultuous environment, Best Buy rose $3.7 million, US Airways Group rose $2.9 million, and Citrix Systems grew $1.5 million. Bristol-Myers Squibb increased $1.4 million, Family Dollar gained $1.3 million, and you garnered $1 million from H. F. Ahmanson.

BOARD OF DIRECTORS

John E. Burris
Chairman
Burris Foods, Inc.
Milford, Delaware

Foster S. Friess
President
Friess Associates, Inc.
Jackson, Wyoming

Stig Ramel
Former President
Nobel Foundation
Stockholm, Sweden

   (800) 656-3017  P.O. Box 4166, Greenville, DE 19807   bfunds@friess.com


Investment Adviser: FRIESS ASSOCIATES, INC.
Custodian, Transfer Agent: FIRSTAR TRUST COMPANY
Independent Accountants: PRICE WATERHOUSE LLP
Legal Counsel: FOLEY & LARDNER

Officers: Foster S. Friess, President and Treasurer; Clarke Adams, Vice
--------
President; William F. D'Alonzo, Vice President; Carl S. Gates,
Vice President; Paul R. Robinson, Vice President; and
Lynda J. Campbell, Secretary

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Brandywine Blue Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Report editor: Rebecca A. Buswell
Report Staff: Margaret Barton, Adam Rieger, Paul R. Robinson, Jennifer Weldon